Exhibit 99.1

AppLovin Announces Second Quarter 2026 Financial Results

PALO ALTO – August 5, 2026 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter ended June 30, 2026 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

Second Quarter 2026 Financial Highlights:

	Quarter Ended June 30,			Six Months Ended June 30,
(In millions, except percentages)	2026	2025	% Change	2026	2025	% Change
Revenue	$1,924	$1,259	53%	$3,766	$2,418	56%
Net Income	$1,267	$820	55%	$2,472	$1,396	77%
Net Income from Continuing Operations	$1,267	$772	64%	$2,472	$1,495	65%
Adjusted EBITDA	$1,614	$1,018	58%	$3,171	$1,956	62%

Additional Financial Highlights:

●Net cash from operating activities was $869.0 million and Free Cash Flow was $863.3 million for the second quarter 2026.
●Basic and Diluted earnings per share ("EPS") were $3.77 and $3.76, respectively, for the second quarter 2026.
●During the second quarter 2026, we repurchased and withheld 1.1 million shares of our Class A common stock, for a total cost of $551.3 million1. At the end of 2Q 2026, we had 335 million shares of our Class A and Class B common stock outstanding.
Third Quarter 2026 Financial Guidance Summary2

	3Q26
(In millions, except percentages)	Low	High
Revenue	$2,055	$2,085
Adjusted EBITDA	1,710	1,740
Adjusted EBITDA Margin	83%	83%

1 Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions, taxes, and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement.
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this press release.

Webcast and Conference Call
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s second quarter 2026 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end advertising solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our business to support new customers, the competitive advertising ecosystem, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. The forward-looking statements in this press release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this press release includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income adjusted for loss (income) from discontinued operations, net of income taxes, interest expense, other (income) expense, net (excluding certain recurring items), provision for income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange gain, stock-based compensation, transaction-related expense, restructuring costs (benefits), as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Free Cash Flow reflects cash flows from both of continuing and discontinued operations. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Consolidated Balance Sheets
(In thousands, except per share data)
(Unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$3,053,306	$2,487,096
Accounts receivable, net	2,171,017	1,819,366
Prepaid expenses and other current assets	167,993	124,330
Total current assets	5,392,316	4,430,792
Property and equipment, net	111,948	122,445
Goodwill	1,518,587	1,539,986
Intangible assets, net	355,661	396,714
Equity method investments	289,959	287,666
Other non-current assets	600,660	482,007
Total assets	$8,269,131	$7,259,610
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$778,942	$746,977
Accrued and other current liabilities	475,016	586,811
Total current liabilities	1,253,958	1,333,788
Long-term debt	3,515,072	3,512,987
Other non-current liabilities	337,085	278,164
Total liabilities	5,106,115	5,124,939
Stockholders’ equity:
Preferred Stock, $0.00003 par value—100,000 shares authorized, no shares issued and outstanding as of June 30, 2026 and December 31, 2025	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000 (Class A 1,500,000, Class B 200,000, Class C 150,000) shares authorized, 335,291 (Class A 305,084, Class B 30,208, Class C nil) and 338,313 (Class A 307,955, Class B 30,358, Class C nil) shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	11	11
Additional paid-in capital	575,057	446,550
Accumulated other comprehensive loss	(73,805)	(46,987)
Retained earnings	2,661,753	1,735,097
Total stockholders’ equity	3,163,016	2,134,671
Total liabilities and stockholders’ equity	$8,269,131	$7,259,610

AppLovin Corporation
Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$1,923,686	$1,258,754	$3,766,135	$2,417,728
Costs and expenses:
Cost of revenue	225,801	155,076	429,433	306,756
Sales and marketing	63,394	46,917	124,145	106,300
Research and development	99,901	44,032	194,005	100,438
General and administrative	40,313	55,047	84,342	106,570
Total costs and expenses	429,409	301,072	831,925	620,064
Income from operations	1,494,277	957,682	2,934,210	1,797,664
Other income (expense):
Interest expense	(51,156)	(51,409)	(102,315)	(104,297)
Other income (expense), net	62,405	(22,269)	105,039	(14,757)
Total other income (expense), net	11,249	(73,678)	2,724	(119,054)
Income before income taxes	1,505,526	884,004	2,936,934	1,678,610
Provision for income taxes	238,988	112,148	464,783	183,216
Net income from continuing operations	1,266,538	771,856	2,472,151	1,495,394
Income (loss) from discontinued operations, net of income taxes	—	47,675	—	(99,444)
Net income	1,266,538	819,531	2,472,151	1,395,950

Net income (loss) per share attributed to Class A and Class B common stockholders - Basic:
Continuing operations	$3.77	$2.28	$7.34	$4.41
Discontinued operations	—	0.14	—	(0.30)
Basic net income per share	$3.77	$2.42	$7.34	$4.11

Net income (loss) per share attributed to Class A and Class B common stockholders - Diluted:
Continuing operations	$3.76	$2.26	$7.32	$4.35
Discontinued operations	—	0.13	—	(0.29)
Diluted net income per share	$3.76	$2.39	$7.32	$4.06

Weighted-average common shares used to compute net income (loss) per share attributable to Class A and Class B common stockholders:
Basic	335,800	338,617	336,595	339,224
Diluted	337,031	342,194	337,875	343,529

AppLovin Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2026	2025
Operating Activities
Net income	$2,472,151	$1,395,950
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization, depreciation and write-offs	66,228	126,940
Goodwill impairment	—	188,943
Stock-based compensation, excluding cash-settled awards	168,981	97,026
Gain on divestiture, net of transaction costs	—	(106,229)
Other	(42,130)	41,617
Changes in operating assets and liabilities:
Accounts receivable	(352,557)	(291,551)
Prepaid expenses and other assets	(56,890)	20,691
Accounts payable	29,617	39,040
Accrued and other liabilities	(124,967)	91,511
Net cash provided by operating activities	2,160,433	1,603,938
Investing Activities
Proceeds from divestiture, net of cash divested	—	424,702
Purchase of non-marketable equity securities	—	(18,678)
Other investing activities	(7,688)	(27,140)
Net cash provided by (used in) investing activities	(7,688)	378,884
Financing Activities
Repurchases of common stock	(1,532,952)	(1,272,429)
Payment of withholding taxes related to net share settlement	(46,451)	(256,650)
Principal repayments of debt	—	(200,000)
Payments of licensed asset obligation	—	(13,532)
Proceeds from issuance of debt	—	200,000
Other financing activities	(3,248)	3,017
Net cash used in financing activities	(1,582,651)	(1,539,594)
Effect of foreign exchange rate on cash and cash equivalents	(3,884)	7,969
Net increase in cash and cash equivalents, including cash from discontinued operations	566,210	451,197
Less: net decrease in cash from discontinued operations	—	(44,381)
Net increase in cash and cash equivalents	566,210	495,578
Cash and cash equivalents at beginning of the period	2,487,096	697,030
Cash and cash equivalents at end of the period	$3,053,306	$1,192,608

Supplemental disclosure of cash flow information:
Cash paid for interest	$99,653	$99,553
Cash paid for income taxes, net of refunds	$639,820	$100,621

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Quarter Ended June 30,
	2026	2025
Net cash provided by operating activities	869,040	772,226
Less:
Purchase of property and equipment	(1,427)	(42)
Principal payments of finance leases	(4,296)	(4,121)
Free Cash Flow	$863,317	$768,063
Net cash provided by (used in) investing activities	$(2,441)	$401,548
Net cash used in financing activities	$(570,419)	$(537,377)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Quarter Ended June 30,			Six Months Ended June 30,
	2026	2025		2026	2025
Revenue	$1,923,686	$1,258,754		$3,766,135	$2,417,728
Net income	1,266,538	819,531		2,472,151	1,395,950
Net margin	66%	65%		66%	58%
Loss (income) from discontinued operations, net of income taxes	—	(47,675)		—	99,444
Net income from continuing operations	1,266,538	771,856		2,472,151	1,495,394
Net margin from continuing operations	66%	61%		66%	62%
Adjusted as follows:
Interest expense	51,156	51,409		102,315	104,297
Other (income) expense, net	(59,863)	12,798		(101,223)	4,154
Provision for income taxes	238,988	112,148		464,783	183,216
Amortization, depreciation and write-offs	32,563	31,064		66,228	63,010
Non-operating foreign exchange gain	(2,364)	(1,210)		(3,630)	(1,530)
Stock-based compensation	85,783	34,552		169,252	93,667
Transaction-related expense	59	5,097		10	9,680
Restructuring costs	963	633		856	4,231
Adjusted EBITDA	$1,613,823	$1,018,347	$1,018,347	$3,170,742	$1,956,119
Adjusted EBITDA margin	84%	81%		84%	81%